DEBT	12 Months Ended
Dec. 29, 2012
DEBT

NOTE E – DEBT

Debt consists of the following:

(In thousands)	December 29, 2012	December 31, 2011
Short-term borrowings and current maturities of long-term debt:
Short-term borrowings	$2,203	$15,057
Capital lease obligations	19,694	18,626
Other current maturities of long-term debt	152,251	2,718

	$174,148	$36,401

Long-term debt, net of current maturities:
Senior Secured Notes	$250,000	$—
Senior Notes	—	399,953
Capital lease obligations	217,884	229,605
Other	17,447	18,755

	$485,331	$648,313

The Company was in compliance with all applicable financial covenants of existing loan agreements at December 29, 2012.

Amended Credit Agreement

On May 25, 2011, the Company entered into a $1.0 billion Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with a group of lenders, most of whom participated in the Company’s previously-existing $1.25 billion Credit Agreement. The Amended Credit Agreement provides for an asset based, multi-currency revolving credit facility (the “Facility”). The Amended Credit Agreement also provides that the Facility may be increased by up to $250 million, subject to certain terms and conditions, including obtaining increased commitments from existing or new lenders. The amount that can be drawn on the Facility at any given time is determined based on percentages of certain accounts receivable, inventory and credit card receivables (the “Borrowing Base”). At December 29, 2012, the Company was eligible to borrow $699.4 million of the Facility based on the December Borrowing Base certificate. The Facility includes a sub-facility of up to $200 million which is available to certain of the Company’s European subsidiaries (the “European Borrowers”). Certain of the Company’s domestic subsidiaries (the “Domestic Guarantors”) guaranty the obligations under the Facility. The Agreement also provides for a letter of credit sub-facility of up to $325 million. All loans borrowed under the Agreement may be borrowed, repaid and reborrowed from time to time until the maturity date of May 25, 2016.

All amounts borrowed under the Facility, as well as the obligations of the Domestic Guarantors, are secured by a lien on the Company’s and such Domestic Guarantors’ accounts receivables, inventory, cash, cash equivalents and deposit accounts. All amounts borrowed by the European Borrowers under the Facility are secured by a lien on such European Borrowers’ accounts receivable, inventory, cash, cash equivalents and deposit accounts, as well as certain other assets. At the Company’s option, borrowings made pursuant to the Facility bear interest at either, (i) the alternate base rate (defined as the higher of the Prime Rate (as announced by the Agent), the Federal Funds Rate plus 1/2 of 1% and the one month Adjusted LIBO Rate (defined below) and 1%) or (ii) the Adjusted LIBO Rate (defined as the LIBO Rate as adjusted for statutory revenues) plus, in either case, a certain margin based on the aggregate average availability under the Facility. The Amended Credit Agreement also contains representations, warranties, affirmative and negative covenants, and default provisions which are conditions precedent to borrowing. The most significant of these covenants and default provisions include limitations in certain circumstances on acquisitions, dispositions, share repurchases and the payment of cash dividends. The Company has never paid a cash dividend on its common stock.

The Facility also includes provisions whereby if the global availability is less than $150.0 million, or the European availability is below $37.5 million, the Company’s cash collections go first to the agent to satisfy outstanding borrowings. Further, if total availability falls below $125.0 million, a fixed charge coverage ratio test is required. Any event of default that is not cured within the permitted period, including non-payment of amounts when due, any debt in excess of $25 million becoming due before the scheduled maturity date, or the acquisition of more than 40% of the ownership of the Company by any person or group, within the meaning of the Securities and Exchange Act of 1934, could result in a termination of the Facility and all amounts outstanding becoming immediately due and payable.

The Amended Credit Agreement also permits the Company to use the Facility to redeem, tender or otherwise repurchase its existing Senior Notes subject to a $600 million minimum liquidity requirement.

On February 24, 2012, the Company entered into an amendment (the “Amendment”) to the Amended Credit Agreement. The Amendment provides the Company flexibility with regard to certain restrictive covenants in any possible refinancing and other transactions. In addition, the Amendment released one of the Company’s subsidiaries from its guarantee obligations under the Amended Credit Agreement.

At December 29, 2012, the Company had approximately $699.4 million of available credit under the Facility. At December 29, 2012, no amounts were outstanding under the Facility. Letters of credit outstanding under the Facility totaled approximately $90 million. An additional $0.2 million of letters of credit were outstanding under separate agreements. Average borrowings under the Facility during the periods for which amounts were outstanding in 2012 were approximately $4.3 million at an average interest rate of 2.6%. The maximum month end amount outstanding during 2012 occurred in February at approximately $13.2 million.

Senior Secured Notes

On March 14, 2012, the Company issued $250 million aggregate principal amount of its 9.75% Senior Secured Notes due March 15, 2019 (“Senior Secured Notes”) with interest payable in cash semiannually in arrears on March 15 and September 15 of each year. The Senior Secured Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Company’s existing and future domestic subsidiaries that guarantee the Amended Credit Agreement. The Senior Secured Notes are secured on a first-priority basis by a lien on substantially all of the Company’s domestic subsidiaries’ present and future assets, other than assets that secure the Amended Credit Agreement, and certain of their present and future equity interests in foreign subsidiaries. The Senior Secured Notes are secured on a second-priority basis by a lien on the Company and its domestic subsidiaries’ assets that secure the Amended Credit Agreement. The Senior Secured Notes were issued pursuant to an indenture, dated as of March 14, 2012, among the Company, the domestic subsidiaries named therein and U.S. Bank National Association, as trustee (the “Indenture”). Approximately $7 million was capitalized associated with the issuance of the Senior Secured Notes and will be amortized through 2019.

The terms of the Indenture provide that, among other things, the Senior Secured Notes and guarantees will be senior secured obligations and will: (i) rank senior in right of payment to any future subordinated indebtedness of the Company and the guarantors; (ii) rank equally in right of payment with all of the existing and future senior indebtedness of the Company and the guarantors; (iii) rank effectively junior to all existing and future indebtedness under the Amended Credit Agreement to the extent of the value of certain collateral securing the Facility on a first-priority basis, subject to certain exceptions and permitted liens; (iv) rank effectively senior to all existing and future indebtedness under the Amended Credit Agreement to the extent of the value of certain collateral securing the Senior Secured Notes; and (v) be structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Company or one of the guarantors).

The Indenture contains affirmative and negative covenants that, among other things, limit or restrict the Company’s ability to: incur additional debt or issue stock, pay dividends, make certain investments or make other restricted payments; engage in sales of assets; and engage in consolidations, mergers and acquisitions. However, many of these currently active covenants will cease to apply for so long as the Company receives and maintains investment grade ratings from specified debt rating services and there is no default under the Indenture. There are no maintenance financial covenants.

The Senior Secured Notes may be redeemed by the Company, in whole or in part, at any time prior to March 15, 2016 at a price equal to 100% of the principal amount plus a make-whole premium as of the redemption date and accrued and unpaid interest. Thereafter, the Senior Secured Notes carry optional redemption features whereby the Company has the redemption option prior to maturity at par plus a premium beginning at 104.875% at March 15, 2016 and declining ratably to par at March 15, 2018 and thereafter, plus accrued and unpaid interest. Should the Company sell its ownership interest in Office Depot de Mexico, S.A., it would be required to offer to repurchase an aggregate amount of Notes at least equal to 60% of the net proceeds of such sale at 100% of par plus accrued and unpaid interest.

Additionally, on or prior to March 15, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Senior Secured Notes with the net cash proceeds from certain equity offerings at a redemption price equal to 109.750% of the principal amount of the Senior Secured Notes redeemed plus accrued and unpaid interest to the redemption date; and, upon the occurrence of a change of control, holders of the Senior Secured Notes may require the Company to repurchase all or a portion of the Senior Secured Notes in cash at a price equal to 101% of the principal amount to be repurchased plus accrued and unpaid interest to the repurchase date. Change of control, as defined in the Indenture, is a transfer of all or substantially all of the assets of Office Depot, acquisition of more than 50% of the voting power of Office Depot by a person or group, or members of the Office Depot Board of Directors as previously approved by the stockholders of Office Depot ceasing to constitute a majority of the Office Depot Board of Directors.

Senior Notes

In August 2003, the Company issued $400 million senior notes (“Senior Notes”) which bear interest at the rate of 6.25% per year, and because of amortization of a terminated treasury rate lock, have an effective interest rate of 5.86%. The notes contain provisions that could, in certain circumstances, place financial restrictions or limitations on the Company.

On March 15, 2012, the Company repurchased $250 million aggregate principal amount of its outstanding Senior Notes under a cash tender offer. The total consideration for each $1,000.00 note surrendered was $1,050.00. Tender fees and a proportionate amount of deferred debt issue costs and a deferred cash flow hedge gain were included in the measurement of the $12.1 million extinguishment costs reported in the Consolidated Statements of Operations for 2012. The cash amounts of the premium paid and tender fees are reflected as financing activities in the Consolidated Statements of Cash Flows. Accrued interest was paid through the extinguishment date.

The remaining $150 million outstanding Senior Notes is due in August 2013 and is classified as a current liability in the Consolidated Balance Sheet as of December 29, 2012.

Short-Term Borrowing

The Company had short-term borrowings of $2.2 million at December 29, 2012 under various local currency credit facilities for international subsidiaries that had an effective interest rate at the end of the year of approximately 5.8%. The maximum month end amount occurred in July at approximately $16.1 million and the maximum monthly average amount occurred in August at approximately $15.8 million. The majority of these short-term borrowings represent outstanding balances on uncommitted lines of credit, which do not contain financial covenants.

Capital Lease Obligations

Capital lease obligations primarily relate to buildings and equipment.

Aggregate annual maturities of long-term debt and capital lease obligations are as follows:

(In thousands)
2013	$191,026
2014	38,061
2015	37,606
2016	31,315
2017	30,888
Thereafter	443,588

Total	772,484
Less amount representing interest on capital leases	(113,005)

Total	659,479
Less current portion	(174,148)

Total long-term debt	$485,331